Filed pursuant to Rule 497
Registration No. 333-213716

OWL ROCK CAPITAL CORPORATION II

Supplement No. 8 dated December 1, 2017

To

Prospectus dated February 3, 2017

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of Owl Rock Capital Corporation II dated February 3, 2017 as previously supplemented and amended (as so supplemented and amended, the “Prospectus”) and is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 23 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR INITIAL PUBLIC OFFERING

Since commencing our continuous public offering and through November 30, 2017, we have issued 7,033,374 shares of our common stock for gross proceeds of approximately $64.8 million. As of November 30, 2017, we had raised total gross proceeds of approximately $64.8 million, including seed capital contributed by our Adviser in September 2016 and approximately $10 million in gross proceeds raised from certain individuals and entities affiliated with Owl Rock Capital Advisors.

RECENT DEVELOPMENTS

On December 1, 2017 (the “Closing Date”), ORCC II Financing LLC and OR Lending II LLC (collectively, the “Subsidiaries”), each a Delaware limited liability company and a wholly owned subsidiary of Owl Rock Capital Corporation II (the “Company” or “us”) entered into a Credit Agreement (the “Revolving Credit Facility”). Parties to the Revolving Credit Facility include ORCC II Financing LLC and OR Lending II LLC, as Borrowers, and the lenders from time to time parties thereto (the “Lenders”), Goldman Sachs Bank USA as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company as Collateral Administrator and Collateral Agent and Cortland Capital Market Services LLC as Collateral Custodian.

From time to time, the Company expects to sell and contribute certain investments to ORCC II Financing LLC pursuant to a Sale and Contribution Agreement by and between the Company and ORCC II Financing LLC. No gain or loss will be recognized as a result of the contribution. Proceeds from the Revolving Credit Facility will be used to finance the origination and acquisition of eligible assets by the Subsidiaries, including the purchase of such assets from the Company. We retain a residual interest in assets contributed to or acquired by the Subsidiaries through our ownership of the Subsidiaries. The maximum principal amount of the Revolving Credit Facility is $200 million; the availability of this amount is subject to a borrowing base test, which is based on the amount of the Subsidiaries’ assets from time to time, and satisfaction of certain conditions, including certain concentration limits.

The Revolving Credit Facility provides for a reinvestment period of up to three years after the Closing Date (the “Commitment Termination Date”). Prior to the Commitment Termination Date, proceeds received by the Subsidiaries from interest, dividends, or fees on assets must be used to pay expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions. Proceeds received from principal on assets prior to the Commitment Termination Date must be used to make quarterly payments of principal on outstanding borrowings. Following the Commitment Termination Date, proceeds received by the Subsidiaries from interest and principal on collateral assets must be used to make quarterly payments of principal on outstanding borrowings. Subject to certain conditions, between quarterly payment dates prior to and after the Commitment Termination Date, excess interest proceeds and principal proceeds may be released to the Subsidiaries to make distributions to us.

The Revolving Credit Facility will mature on November 30, 2021. Amounts drawn bear interest at LIBOR plus a 2.50% spread and after a ramp-up period, the spread is payable on the undrawn amount. The Revolving Credit Facility contains customary covenants, including certain financial maintenance covenants, limitations on the activities of the Subsidiaries, including limitations on incurrence of incremental indebtedness, and customary events of default. The Revolving Credit Facility is secured by a perfected first priority security interest in the Company’s equity interests in the Subsidiaries and in the assets of the Subsidiaries and on any payments received by the Subsidiaries in respect of those assets. Upon the occurrence of certain value adjustment events relating to the assets securing the Revolving Credit Facility, the Subsidiaries will also be required to provide certain cash collateral. Assets pledged to the Lenders will not be available to pay the debts of the Company.

Borrowings of the Subsidiaries are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.

In connection with the Revolving Credit Facility, the Company is entering into a Non-Recourse Carveout Guaranty Agreement with State Street Bank and Trust Company, on behalf of certain secured parties, and Goldman Sachs Bank USA. Pursuant to the Non-Recourse Carveout Guaranty Agreement, the Company is guaranteeing certain losses, damages, costs, expenses, liabilities, claims and other obligations incurred in connection with certain instances of fraud or bad faith misrepresentation, material encumbrances of certain collateral, misappropriation of certain funds, certain transfers of assets, and the bad faith or willful breach of certain provisions of the Revolving Credit Facility.

This supplement amends the Prospectus as follows:

SUITABILITY STANDARDS

The first sentence in the paragraph beginning with the word “Ohio” on page iii of the Prospectus is hereby replaced in its entirety with the following:

It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in the issuer, affiliates of the issuer, and in any other non-traded business development company.

APPENDIX 1 TO SUBSCRIPTION AGREEMENT

The first sentence in the paragraph beginning with the word “Ohio” in Appendix 1 to the Subscription Agreement, included as Appendix A to the Prospectus, is hereby replaced in its entirety with the following:

It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in the issuer, affiliates of the issuer, and in any other non-traded business development company.